EXHIBIT 10(cc)

23

                          SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 4, 2004, by and among Cel-Sci Corporation, a Colorado corporation, with headquarters located at 8229 Boone Blvd., Suite 802, Vienna Virginia 22182 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

      WHEREAS:

      A. The Company and each Buyer desire to enter into this transaction to purchase the securities set forth herein pursuant to a currently effective shelf registration statement on Form S-3, which has at least $5,250,000 in unallocated securities registered thereunder (Registration Number 333-111357) (the "Registration Statement"), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the "1933 Act"), by the United States Securities and Exchange Commission (the "SEC").

      B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 6,402,439 shares of Common Stock and shall collectively be referred to herein as the "Purchased Shares").

      C. The Purchased Shares are sometimes referred to herein as the "Securities".

      NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

      1. PURCHASE AND SALE OF PURCHASED SHARES.

            (a) Purchase of Purchased Shares.
                  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Purchased Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (the "Closing"). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

            (b) Purchase Price. The purchase price for each Purchased Share to be purchased by each Buyer at the Closing shall be $0.82 (the "Purchase Price").

            (c) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City Time, on May 4, 2004, after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Buyer).

            (d) Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Purchased Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall cause the Company's transfer agent (the "Transfer Agent") through the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, to credit such aggregate number of Purchased Shares that such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers to such Buyer's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system as specified by such Buyer.

      2. REPRESENTATIONS AND WARRANTIES OF EACH BUYER.

            Each Buyer represents and warrants with respect to only itself that:

            (a) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and constitutes the legal, valid and binding obligation of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

            (b) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

            (c) Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company hereby makes the following representations and warranties to each Buyer:

            (a) Subsidiaries. The Company has no direct or indirect subsidiaries other (the "Subsidiaries") than one Viral Technologies, which is inactive. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

            (b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder (the "Transaction Documents"), (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.


            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

            (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required under Section 4(f),
(ii) the filing with the SEC of the prospectus supplement required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act, (iii) the application(s) to the American Stock Exchange (the "Principal Market") for the listing of the Purchased Shares for trading thereon in the time and manner required thereby, and (iv) applicable Blue Sky filings (collectively, the "Required Approvals"). "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The issuance by the Company of the Securities has been registered under the 1933 Act and all of the Securities are freely transferable and tradable by the Buyers without restriction. The Purchased Shares are being issued pursuant to the Registration Statement and the issuance of the Purchased Shares has been registered by the Company under the 1933 Act. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The "Plan of Distribution" section under the Registration Statement permits the issuance and sale of the Securities hereunder. Upon receipt of the Securities, the Buyers will have good and marketable title to such Securities and the Purchased Shares will be freely tradable on the Principal Market. The Purchased Shares constitute less than 10% of the issued and outstanding shares of Common Stock of the Company.

            (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into, or exercisable or exchangeable for, shares of capital stock of the Company) is set forth in
Schedule 3.1(g). All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible into or exercisable or exchangeable for shares of Common Stock. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, number of issuable shares, exchange or reset price under such securities. The Company will not authorize the issuance of any additional securities unless there are sufficient authorized shares of Common Stock (or any successor security thereto) available, taking into account all potential adjustments or anti-dilution provisions in such securities, to satisfy the rights of the Buyers to acquire the Securities. Further, if at any time the number of shares of Common Stock available for issuance were insufficient for any reason to satisfy such rights of the Buyers, the Company would take immediate action to cause sufficient authorized shares to be authorized or effect a reverse stock split to provide sufficient shares to be available.

            (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has delivered to each Buyer a true, correct and complete copy of all SEC Reports filed within the ten (10) days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Registration Statement and any prospectus included therein, including the prospectus supplement to be filed covering the transactions covered hereby, complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of such Registration Statement or any such prospectus contain or contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any prospectus in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. "Rule 144" means Rule 144 promulgated by the SEC pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

            (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the SEC any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act, including the Registration Statement.

            (k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) to the knowledge of the Company, is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

            (l) Labor Relations. No strike, work stoppage, slow down or other material labor problem exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company or any Subsidiary.

            (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of the Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received a written notice or otherwise has reason to believe that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (p) Insurance. To the knowledge of the Company, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost, except for cost increases being experienced by public companies in similar businesses and risk categories.

            (q) Transactions With Affiliates and Employees. Except as set forth in SEC Reports filed at least ten (10) days prior to the date hereof, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (r) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The financial records of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within the Company, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the year ended September 30, 2003 (such date, the "Evaluation Date"). The Company presented in the Form 10-K for the year ended September 30, 2003, the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the 1934 Act) or, the knowledge of the Company, in other factors that could significantly affect the Company's internal controls.

            (s) Solvency. Based on the financial condition of the Company as of date hereof and as of the Closing Date: (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (t) Certain Fees. Except for the fees described in Schedule 3.1(t), all of which are payable by the Company to the registered broker-dealers named therein, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Buyer to be liable for any such fees or commissions. The Company agrees that the Buyers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section in connection with the transactions contemplated by this Agreement.

            (u) Integration. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

            (v) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market and no shareholder approval is required for the Company to fulfill its obligations under the Transaction Documents. The Common Stock is currently listed on the Principal Market.

            (w) Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.

            (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Buyers as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Buyers' ownership of the Securities.

            (y) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that the Company believes constitutes nonpublic information. The Company understands and confirms that the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

            (z) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (aa) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have a Material Adverse Effect.

            (bb) FDA Compliance. The Company and its Subsidiaries, and the manufacture, marketing and sales of the Company's products, complies with any and all applicable requirements of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. ss.301, et seq., any rules and regulations of the Food and Drug Administration promugulated thereunder, and any similar laws outside of the United States to which the company is subject, except where such noncompliance would not have a Material Adverse Effect.

      4. COVENANTS.

            (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 5, 6 and 7 of this Agreement.

            (b) Prospectus Supplement and Blue Sky. On or before the execution of this Agreement, the Company shall have delivered, and as soon as practicable after the Closing the Company shall file, a prospectus supplement to the Registration Statement with respect to the Securities as required under and in conformity with the 1933 Act, including Rule 424(b) thereunder. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

            (c) Reporting Status. Until the date on which the Buyers shall have sold all the Purchased Shares (the "Reporting Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

            (d) Listing. The Company shall promptly secure the listing of all of the Purchased Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for listing on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(d).

            (e) Fees. At the Closing, the Company shall pay an expense allowance of $25,000 to the lead Buyer or its designee(s), which amount shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to Wachovia Capital Markets, LLC (the "Agent"). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in this Agreement or in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

            (f) Disclosure of Transactions and Other Material Information. The Company shall, on or before 8:30 a.m., New York City Time, on May 4, 2004, issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 8:30 a.m., New York City Time, on the first business day following the execution and delivery of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the form of this Agreement as an exhibit to such filing (including all attachments, the "8-K Filing"). The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the press release referred to in the first sentence of this Section without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, the Company shall not disclose the name of any Buyer in any filing, announcement, release or otherwise.

            (g) Additional Issuances of Securities.

            (i) For purposes of this Section 4(g), the following definitions shall apply.

                   (1) "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

                   (2) "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                   (3) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

            (ii) From the date hereof until the date that is the three month anniversary of the Closing Date (the "Trigger Date"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation pursuant to any registration statement, shelf registration statement, equity line or otherwise, or any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

            (iii) From the Trigger Date until the first anniversary of the Closing Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this
Section 4(g)(iii).

                   (1) The Company shall deliver to each Buyer a written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Buyers no less than one-third of the Offered Securities, allocated among the Buyers (a) based on such Buyer's pro rata portion of the number of Common Shares purchased hereunder (the "Basic Amount"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

                   (2) To accept an Offer, in whole or in part, a Buyer must deliver a written notice to the Company prior to the end of the second (2nd) business day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of the Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                   (3) The Company shall have thirty (30) days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

                   (4) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(g)(iii)(3) above), then each Buyer, at its sole option and in its sole discretion, may reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Buyer elected to purchase pursuant to Section 4(g)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(g)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(g)(iii)(1) above.

                   (5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(g)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                   (6) Any Offered Securities not acquired by the Buyers or other Persons in accordance with Section 4(g)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

            (iv) The foregoing restrictions shall not apply (1) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries, or pursuant to the exercise of any securities of the Company issued thereunder; (2) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the Closing Date, provided, that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the date hereof; (3) in connection with any bona fide strategic transaction or acquisition by the Company, whether through an acquisition for stock or a merger, of any business, assets or technologies the primary purpose of which is not to raise equity capital or (4) solely as to Section 4(g)(iii), in connection with issuances under the terms of the Equity Line of the Company, Registration Number 333-109070; provided, that the terms of such Equity Line are not amended, modified or changed on or after the date hereof in any material respect.

      5. ISSUANCES; TRANSFER AGENT INSTRUCTIONS.

            (a) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Purchased Shares in such amounts as specified from time to time by each Buyer to the Company. The Company represents and warrants that no instruction other than the instructions referred to in this Section 5 will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.

            (b) Breach. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to issue and sell the Purchased Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  (ii) Such Buyer shall have delivered to the Company the Purchase Price for the Purchased Shares being purchased by such Buyer and each other Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      7. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            The obligation of each Buyer hereunder to purchase the Purchased Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  (i) The Company shall have (i) executed and delivered to such Buyer each of the Transaction Documents, and (ii) electronically delivered the Purchased Shares being purchased by such Buyer at the Closing pursuant to this Agreement.

                  (ii) Such Buyer shall have received the opinion of Hart & Trinen, L.L.P., the Company's outside counsel ("Company Counsel"), dated as of the Closing Date, substantially in the form attached hereto as Exhibit A.

                  (iii) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each of its Subsidiaries in such corporation's jurisdiction of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                  (iv) The Common Stock (I) shall be listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                  (v) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation, as amended to date (the "Articles") as certified by the Secretary of State of Colorado within 10 days of the Closing Date.

                  (vi) The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with this transaction as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles and (iii) the Bylaws of the Company, each as in effect at the Closing, in the form attached hereto as Exhibit B.

                  (vii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit C.

                  (viii) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                  (ix) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Purchased Shares.

                  (x) The Registration Statement shall be effective and available for the issuance and sale of the Securities hereunder and the Company shall have delivered to such Buyer the prospectus required thereunder.

                  (xi) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

      8. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on the Closing Date due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Buyers for the expenses described in Section 4(e) above.

      9. MISCELLANEOUS.

            (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Purchased Shares representing at least a majority of the amount of the Purchased Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Purchased Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Purchased Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of shares of Common Stock The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Company:
            Cel-Sci Corporation
            8229 Boone Blvd., Suite 802
            Vienna, Virginia  22182
            Telephone:  (703) 506-9460

            Facsimile:  (703) 506-9471
            Attention:  Chief Executive Officer

            with a copy to:

            Hart & Trinen, L.L.P.
            1624 Washington Street
            Denver, Colorado  80203
            Telephone:  (303) 839-0061
            Facsimile:  (303) 839-5414
            Attention:  William T. Hart, Esq.

      If to the Transfer Agent:
            Compushare Investor Services
            350 Indiana Street, Suite 800
            Golden, Colorado  80401
            Telephone:  (303) 262-0600

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

            Schulte Roth & Zabel LLP
            919 Third Avenue
            New York, New York  10022
            Telephone:  (212) 756-2000
            Facsimile:  (212) 593-5955
            Attention:  Eleazer Klein, Esq.

with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Purchased Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Purchased Shares representing at least a majority of the number of the Purchased Shares, including by merger or consolidation. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (i) Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (k) Indemnification. (i) In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) other than due to breaches by such Indemnitee of its constituent documents or any agreement or contract to which it is a party, the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Purchased Shares, or (iii) other than due to breaches by such Indemnitee of its constituent documents or any agreement or contract to which it is a party, the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  (ii) Promptly after receipt by an Indemnitee under this
Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that all Indemnitees shall have the right to retain their own counsel with the fees and expenses of not more than one counsel for such Indemnitees to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitees, the representation by such counsel of the Indemnitees and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitees and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Purchased Shares. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  (iii). The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

                  (iv) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

            (o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            (p) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.




                            [Signature Page Follows]

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CEL-SCI CORPORATION


By: Geert R. Kersten
   -----------------------
   Name:  Geert R. Kersten
   Title: Chief Executive Officer

      IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:





By:
     Name:
     Title:    Authorized Officer

                                    EXHIBITS

Exhibit A   Form of Legal Opinion of Company Counsel
Exhibit B   Form of Secretary's Certificate
Exhibit C   Form of Officer's Certificate